UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 14, 2004


                            Industrial Minerals, Inc.
                         ------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                             ---------------------
                 (State or other jurisdiction of incorporation)



          000-30651                                         06-1474412
---------------------------                             -------------------
(Commission File Number)                                 (I.R.S. Employer
                                                         Identification No.)

    2 Robert Speck Parkway, Suite #750, Mississauga, Ontario, Canada, L4Z 1H8
    -------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (905) 306-3451

                                 Not Applicable
-------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)


Total number of pages in this document:      5
                                        ------------


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                                TABLE OF CONTENTS


ITEM 1.   CHANGES IN CONTROL OF REGISTRANT.................................1

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.............................1

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP.......................................1

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT....................1

ITEM 5.   OTHER EVENTS.....................................................1

ITEM 6.   RESIGNATION OF DIRECTORS AND APPOINTMENT OF
              NEW DIRECTORS................................................1

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS ...............................2

ITEM 8.   CHANGE IN FISCAL YEAR ...........................................2

ITEM 9.   REGULATION FD DISCLOSURE.........................................2

ITEM 10.  AMENDMENTS TO REGISTRANT'S CODE OF ETHICS, OR
                    WAIVER OF A PROVISION OF THE CODE OF ETHICS............2

ITEM 11.  TEMPORARY SUSPENSION OF TRADING UNDER
                   REGISTRANT'S EMPLOYEE BENEFIT PLANS.....................2

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION....................2

SIGNATURES.................................................................3

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         Not applicable.


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         Not Applicable.


ITEM 3.  BANKRUPCTY OR RECEIVERSHIP

         Not Applicable.


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Not Applicable.


ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         The following committees have been formed as of March 18, 2004:

         1) Nominating Committee - Members are Larry Van Tol, Stephen W. Weathers and Thomas S. Bamford. All Committee Members are independent Directors as defined by the Sarbanes-Oxley Act of 2002.

         2) Audit Committee - Members are Larry Van Tol and Thomas S. Bamford. All Committee Members are independent Directors as defined by the Sarbanes-Oxley Act of 2002.

         3) Compensation Committee - Members are Larry Van Tol, Stephen W. Weathers and Thomas S. Bamford. All Committee Members are independent Directors as defined by the Sarbanes-Oxley Act of 2002.

         As of March 14, 2004, negotiations have ended regarding the Saskatchewan property. The parties to the memorandum of understanding signed July 24, 2003 have not been able to successfully negotiate the necessary contracts.

         As of March 15, 2004, the Ministry of Environment of the Province of Ontario has requested a storm water management plan from the Company. The Company has retained Knight Piesold to author this plan and it is anticipated that this plan will be submitted to the Ministry of Environment by May 15, 2004. It is now anticipated that operations will commence in the second half of 2004.

ITEM 6.  RESIGNATION OF DIRECTORS AND APPOINTMENT OF NEW DIRECTORS

         On March 15, 2004, the Company received a letter of resignation from Richard H. Woodhead. Pursuant to the letter Mr. Woodhead resigned as a director of the Company effective March 15, 2004, to pursue other interests.

         On March 18, 2004, Larry Van Tol was elected to the non-executive position of Chairman of the Board of directors of the Company.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

         (a)      Financial Statements of Business Acquired

                  Not Applicable.

         (b)      Pro Forma Financial Information

                  Not Applicable.

         (c)      Exhibits

                  Exhibit 3.1 - Bylaws


ITEM 8. CHANGE IN FISCAL YEAR

         Not Applicable.


ITEM 9. REGULATION FD DISCLOSURE

         Not Applicable.


ITEM 10. AMENDMENTS TO REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS

         Not Applicable.


ITEM 11.  TEMPORARY  SUSPENSION OF TRADING UNDER  REGISTRANT'S  EMPLOYEE BENEFIT
PLANS

         Not Applicable.


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         Not Applicable.



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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                            INDUSTRIAL MINERALS, INC.

                                  (Registrant)

                            Dated:  March 18, 2004

                                 /s/John Melnyk
                     --------------------------------------
                        John Melnyk, Secretary/Treasurer






















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